Exhibit 2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


                            Vivendi Universal, S.A.
                The Seagram 401(k) Plan -- Universal Employees


We hereby consent to the incorporation by reference of our report dated July 9, 2002 which appears in your Annual Report on Form 11-K of the Seagram 401(k) Plan -- Universal Employees for the fiscal year ended December 31, 2001.


                                                /s/ McGladrey & Pullen, LLP
                                                ------------------------------
                                                McGladrey & Pullen, LLP


McGladrey & Pullen, LLP
New York, N.Y.
July 11, 2002